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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: January 29, 2002


                              X-NET SERVICES CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Nevada                 333-61608               87 - 0671807
        ------                 ---------               --------------
(State of Incorporation)       (Commission             (IRS Employer
                                File Number)            Identification #)



                      7666 Keswick Road, Sandy, Utah  84093
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                    (Address of Principal Executive Offices)



                                 (801) 947-1681
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS

On January 29, 2002, X-NET SERVICES CORP. (the "Company") closed its public offering being conducted under a registration statement in effect on Form SB-2. The registration statement was declared effective by the Securities and Exchange Commission on January 2, 2002. The offering closed with 1,000,000 of the Company's common shares offered and sold for gross proceeds of $250,000. The sales were made to residents of Utah pursuant to a registration by coordination. The 1,000,000 common shares have been issued to the purchasers in the offering.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        X-NET  SERVICES  CORP.


                                        By: /s/ Stephen B. Utley
Date:                                   _______________________
                                        Stephen B. Utley
                                        President